Advances to suppliers net (Tables)	12 Months Ended
Sep. 30, 2022
Advances to suppliers, net
Schedule of advance to suppliers
	As of	As of
	September 30,	September 30,
	2022	2021
Beginning balance	$66,718,632	$24,074,122
Increased during the year	227,342,938	88,407,729
Less: utilized during the year	(240,110,179)	(47,418,080)
Exchange rate difference	(5,314,529)	1,654,861
Sub-total	48,636,862	66,718,632
Less: allowance for doubtful accounts	(3,258)	-
Ending balance	$48,633,604	$66,718,632